UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2069W, Sihui Building No 1008-B, Huihe South Street Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100124
(Address of Principal Executive Offices)	(Zip Code)

+86-10-87227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On May 29, 2026, Kun Peng International Ltd., a Nevada corporation, (the “Company”) (“KPEA:OTC”) issued a press release announcing that a 1-for-ten (1:10) reverse split of its $0.0001 par value common stock (the “Reverse Stock Split”), will be effective in the marketplace as of June 2, 2026. The Reverse Stock Split was approved by the Company’s Board of Directors and by its shareholders holding approximately 85.4% of the Company’s issued and outstanding shares of common stock by written consents dated January 20, 2026.

Pursuant to the Reverse Stock Split, every ten (10) shares of the Company’s issued and outstanding common stock are automatically converted into one (1) share of common stock, thereby decreasing the Company’s issued and outstanding shares of common stock from 400,000,000 shares to approximately 40,000,000 shares, subject to adjustment for the rounding up of fractional shares to the nearest whole share. The Board of Directors and shareholders also approved an amendment to the Company’s Articles of Incorporation to decrease the total authorized shares of the Company’s common stock from 1,000,000,000 to 100,000,000 shares and to increase the par value of the common stock from $0.0001 to $0.001. Those changes were effected through the filing of a Certificate of Change in accordance with Nevada law. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company’s common stock will begin trading on a Reverse Stock Split-adjusted basis on the OTC Market at the opening of trading on June 2, 2026. The Company’s trading symbol will be “KPEAD” for twenty (20) trading days commencing June 2, 2026, after which it will revert to “KPEA.” The CUSIP number for the Company’s common stock post-Reverse Stock Split is 12672T 207.

A copy of the press release announcing effectiveness of the Reverse Stock Split in the marketplace is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Matters discussed in this report may constitute forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, other than statements of historical facts. The words “believe,” “anticipate,” “intend,” “estimate,” “potential,” “may,” “should,” “expect,” “pending” and similar expressions identify forward-looking statements. The forward-looking statements in this report are based upon various assumptions. Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations.

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EXHIBITS

Exhibit	Description
3.1	Certificate of Change
99.1	Press Release dated May 29, 2026
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KUN PENG INTERNATIONAL LTD.

Date: June 1, 2026	By:	/s/ ZHUANG Richun
ZHUANG Richun, Chief Executive Officer

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